WILLIAM BLAIR FUNDS

                  SUPPLEMENT TO PROSPECTUSES DATED MAY 1, 2004,
                 AS SUPPLEMENTED JULY 9, 2004, NOVEMBER 5, 2004
                               AND JANUARY 6, 2005


         The portfolio managers have changed for the Large Cap Growth Fund. The Large Cap Growth Fund is now co-managed by James Golan, John F. Jostrand and Norbert W. Truderung.

         James Golan, an associate with William Blair & Company, L.L.C., has co-managed the Fund since 2005. He joined William Blair in 2000 and is a member of the Large Cap and All Cap Institutional Growth Teams. Previously, he was a research analyst with Citigroup Global Asset Management and Scudder Kemper Investments. He is a member of the CFA Institute and the Investment Analysts' Society of Chicago. Education: B.A., DePauw University; M.B.A., Northwestern University; and CFA.

         The information above regarding portfolio managers supplements and supersedes the disclosure in the "Large Cap Growth Fund-Portfolio Management" section of the Prospectuses.





                               WILLIAM BLAIR FUNDS
                              222 West Adams Street
                             Chicago, Illinois 60606


             Please retain this supplement with your Prospectus
                             for future reference.